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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                        --------------------------------



                                    FORM 8-K


                                 CURRENT REPORT


                         PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

                        Date of Report: September 3, 2003


                            NORTH COAST ENERGY, INC.
             (Exact name of Registrant as specified in its charter)


          DELAWARE                   0-18691                 34-1594000
(State or other jurisdiction       (Commission            (I.R.S. Employer
     of incorporation)             File Number)          Identification No.)


             1993 CASE PARKWAY
              TWINSBURG, OHIO                              44087-2343
  (Address of principal executive offices)                 (Zip Code)


       Registrant's telephone number, including area code: (330) 425-2330
                                                           --------------
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Item 5.     Other Events and Required FD Disclosure.
            ----------------------------------------

            On September 3, 2003, North Coast Energy, Inc. issued a press release relating to the repayment of a loan in the amount of $10,000,000 from Nuon International Renewables Projects B.V. A copy of the press release is attached as Exhibit 99.1.

Item 7.     Financial Statements, ProForma Financial Information and Exhibits.
            ------------------------------------------------------------------

            (c)      Exhibits.

                     99.1     Press Release, dated September 3, 2003.



                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized officer.


                                        NORTH COAST ENERGY, INC.



September 3, 2003                       /s/ Dale E. Stitt
                                        ------------------------------------
                                        Dale E. Stitt
                                        Chief Financial Officer
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                                  EXHIBIT INDEX
                                  -------------

Exhibit           Description of Exhibit
-------           ----------------------

99.1              Press Release dated September 3, 2003.